Exhibit 99.1

LMF Acquisition Opportunities, Inc. Stockholders Approve Previously Announced Business Combination
with SeaStar Medical, Inc.

Transaction anticipated to close
upon satisfaction of all closing conditions

Denver, Colo. and Tampa, Fl., October 18, 2022 -- LMF Acquisition Opportunities, Inc. (NASDAQ: LMAO) (LMAO), a special purpose acquisition company sponsored by LM Funding America, Inc. (NASDAQ:LMFA), and SeaStar Medical, Inc., a medical technology company developing proprietary solutions to reduce the consequences of hyperinflammation on vital organs, today announced that LMAO stockholders voted to approve the previously proposed business combination with SeaStar Medical at LMAO’s special meeting of LMAO stockholders (the “Special Meeting”) held earlier today, October 18, 2022.

More than 96% of the votes cast at the meeting voted to approve the business combination with SeaStar Medical. Holders of approximately 79% of LMAO’s issued and outstanding shares cast votes at the Special Meeting.

The business combination is expected to close upon satisfaction of all closing conditions, at which time LMAO will be renamed “SeaStar Medical Holding Corporation” and the company’s common stock and warrants are expected to begin trading on Nasdaq under the new ticker symbols "ICU" and “ICUCW,” respectively.

The formal results of the vote will be included in a Current Report on Form 8-K to be filed by LMAO with the U.S. Securities and Exchange Commission, which will be available at www.sec.gov.

About SeaStar Medical, Inc.

Denver-based SeaStar Medical, Inc. is a medical technology company that is focusing on redefining how extracorporeal therapies may reduce the consequences of excessive inflammation on vital organs. SeaStar Medical’s novel technologies rely on science and innovation to provide life-saving solutions to critically ill patients. It is developing and commercializing extracorporeal therapies that target the effector cells that drive systemic inflammation, causing direct tissue damage and secreting a range of pro-inflammatory cytokines that initiate and propagate imbalanced immune responses. For more information visit http://www.seastarmedical.com/ or visit us on LinkedIn or Twitter.

About LMF Acquisition Opportunities, Inc.

LMF Acquisition Opportunities, Inc. (Nasdaq: LMAO) is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. LMAO is led by Bruce M. Rodgers, Chief Executive Officer, and Chairman of the Board. For more information, visit www.lmfacquisitions.com.

About LM Funding America, Inc.

LM Funding America, Inc., (Nasdaq: LMFA) together with its subsidiaries, is a cryptocurrency mining business that commenced Bitcoin mining operations in September 2022. The Company also operates a technology-based specialty finance company that provides funding to nonprofit community associations (Associations) primarily located in the state of Florida, as well as in the states of Washington, Colorado, and Illinois, by funding a certain portion of the Associations' rights to delinquent accounts that are selected by the Associations arising from unpaid Association assessments.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955. These forward-looking statements include, without limitation, LMAO’s and SeaStar Medical’s expectations with respect to the proposed business combination between LMAO and SeaStar Medical, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the implied valuation of SeaStar Medical, the products offered by SeaStar Medical and the markets in which it operates, and SeaStar Medical’s projected future results. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside LMAO’s and SeaStar Medical’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the business combination transaction between SeaStar Medical and LMAO may not be completed in a timely manner or at all, which may adversely affect the price of LMAO’s securities, (ii) the risk that the transaction may not be completed by LMAO’s business combination deadline, even if extended by its sponsor, (iii) the failure to satisfy the conditions to the consummation of the transaction and the satisfaction of the minimum trust account amount following redemptions by LMAO’s public stockholders, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (v) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the business combination, (vi) the effect of the announcement or pendency of the transaction on SeaStar Medical’s business relationships, performance, and business generally, (vii) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees, (viii) costs related to the business combination, (ix) the outcome of any legal proceedings that may be instituted against SeaStar Medical or LMAO following the announcement of the proposed business combination, (x) the ability to maintain the listing of LMAO’s securities on the Nasdaq, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which SeaStar Medical operates, (xiii) the risk that SeaStar Medical and its current and future collaborators are unable to successfully develop and commercialize SeaStar Medical’s products or services, or experience significant delays in doing so, including failure to achieve approval of its products by applicable federal and state regulators, (xiv) the risk that SeaStar Medical may never achieve or sustain profitability; (xv) the risk that SeaStar Medical may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all; (xvi) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations, (xvii) the risk of product liability or regulatory lawsuits or proceedings relating to SeaStar Medical’s products and services, (xviii) the risk that SeaStar Medical is unable to secure or protect its intellectual property, (xix) the risk that the post-combination company’s securities will not be approved for listing on Nasdaq or if approved, maintain the listing and (xx) other risks and uncertainties indicated from time to time in LMAO’s registration statement on Form S-4, as amended (File No. 333-264993), including those under the “Risk Factors” section therein and in LMAO’s other filings with the SEC. The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SeaStar Medical and LMAO assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Important Information and Where to Find It

In connection with the business combination transaction, LMAO has filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which includes the proxy statement relating to LMAO’s solicitation of proxies for the vote by LMAO’s stockholders with respect to the transaction, as well as the prospectus relating to the offer. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety because they contain important information about LMAO, SeaStar Medical and the transaction. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents filed with the U.S. Securities and Exchange Commission (the “SEC”) by LMAO through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: LMF Acquisition Opportunities, Inc., 1200 Platt Street, Suite 1000 Tampa, FL 33602.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Media Relations Contact:
Patty Caballero
Email: patty@pscconsulting.net
Tel: 862.216.7523

Investor Relations Contact:
David Waldman or Natalya Rudman
Crescendo Communications, LLC
Email: lmao@crescendo-ir.com
Tel: 212-671-1020

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